Exhibit 99.4

Positive Phase 3 Clinical Trial of ITI-007 for the Treatment of Schizophrenia: Safety Results from a Randomized, Double-Blind, Placebo-Controlled Trial Kimberly E Vanover1, Robert E. Davis1, Cedric O’Gorman1, Jelena Saillard1, Michal Weingart1, Sharon Mates1, Christoph U. Correll2 1Intra-Cellular Therapies, Inc., New York, NY U.S.A. 2Hofstra Northwell School of Medicine, Hempstead, NY and #T66 The Zucker Hillside Hospital, Psychiatry, Northwell Health, Glen Oaks, NY U.S.A. Intra-Cellular THERAPIES ABSTRACT Background ITI-007 is a first-in-class investigational new drug in clinical development for the treatment of schizophrenia. Through synergistic actions via serotonergic, dopaminergic and glutamatergic systems, ITI-007 represents a novel approach to the treatment of schizophrenia and other neuropsychiatric disorders. ITI-007 is a potent antagonist at 5-HT2A receptors, a mesolimbic/mesocortical dopamine phosphoprotein modulator (DPPM) with activity as a pre-synaptic partial agonist and post-synaptic antagonist at dopamine D2 receptors, a mesolimbic D1 receptor/glutamate GluN2B receptor phosphoprotein modulator and a serotonin reuptake inhibitor. Phase 2 clinical trial (ITI-007-005) data indicated that 60 mg ITI-007 was effective in reducing symptoms of schizophrenia with a safety and side effect profile similar to placebo (Lieberman et al., Biological Psychiatry, 2015 online ahead of print). A Phase 3 clinical trial (ITI-007-301) was conducted to evaluate the efficacy and safety of ITI-007 for the treatment of schizophrenia. Methods In the Phase 3 trial (ITI-007-301) patients with an acutely exacerbated episode of schizophrenia were randomized to receive one of three oral treatments once daily for 4 weeks: 60 mg ITI-007, 40 mg ITI-007, or placebo in a 1:1:1 ratio. The primary endpoint was change from baseline on the Positive and Negative Syndrome Scale (PANSS) total score at Day 28 compared to placebo. Vital signs, 12-lead ECGs, clinical laboratory values, and adverse events were reported. Results In this trial, once-daily ITI-007 60 mg met the primary endpoint and demonstrated efficacy with statistically significant superiority over placebo at Day 28 as measured by the PANSS total score (p=0.022). [Please see companion abstract/poster M67 for more details on efficacy]. Consistent with previous studies, ITI-007 was safe and well-tolerated as evidenced by a motoric, metabolic, and cardiovascular profile similar to placebo, and no clinically significant changes in akathisia, extrapyramidal symptoms, prolactin, body weight, glucose, insulin, and lipids. Discussion These findings confirm and extend the positive results demonstrated at 60 mg in the Phase 2 study. Taken into context with data from another clinical trial (ITI-007-008; see abstract/poster S66) in which ITI-007 60 mg was associated with a mean of approximately 40% striatal dopamine D2 receptor occupancy using positron emission tomography (PET), ITI-007 demonstrated efficacy at relatively low striatal D2 receptor occupancy, lower than the occupancy range required by most other antipsychotic drugs. Unlike any existing schizophrenia treatment, this dopamine receptor phosphoprotein modulator, or DPPM, acts as a pre-synaptic partial agonist and post-synaptic antagonist at D2 receptors. This mechanism likely contributes to the favorable safety profile of ITI-007, with reduced risk for hyperprolactinemia, akathisia, extrapyramidal symptoms, and other motoric side effects. ITI-007 also lacks off-target pharmacological interactions that may contribute to cardiovascular and metabolic liability of other treatment options. As such, ITI-007 represents a novel approach to the treatment of schizophrenia. RESULTS Figure 1. Subject Disposition High Treatment Completion Rate: 87% Completed on 60 mg ITI-007 82% Completed on 40 mg ITI-007 75% Completed on Placebo In this trial, once-daily ITI-007 60 mg met the primary endpoint and Allocation demonstrated efficacy with statistically significant superiority over placebo at Day 28 as measured by the PANSS total Analysis 40 mg ITI-007 score (p=0.022). ITI-007 (60 mg) met Treatment & Follow-Up Included in Safety N = 150 the primary objective of this Phase 3 Included in ITT clinical trial, separated from placebo as N = 146 60 mg ITI-007 early as week 1 and maintained Included in Safety N = 150 efficacy at every time point on the Included in ITT N = 148 PANSS total score. Placebo [Please see companion abstract/poster Included in Safety N = 149 M67 for more details on efficacy]. Included in ITT N = 141 Figure 2. Time to Discontinue Treatment due to Any Reason 60 mg ITI-007 v Placebo: p = 0.006 40 mg ITI-007 v Placebo: p = 0.144 Time to Treatment Discontinuation Due to Any Reason significantly longer (better) with 60 mg ITI-007 than with placebo Figure 3. Time to Discontinue Treatment due to Adverse Event No Significant Difference in Time to Treatment Discontinuation Due to Adverse Event with 40 mg or 60 mg ITI-007 compared with placebo Table 1. Demographics (Safety Population) Placebo ITI-007 ITI-007 Total 40 mg 60 mg N = 149 N = 150 N = 150 N = 449 Male [n (%)] 123 (82.6%) 113 (75.3%) 110 (73.7%) 346 (77.1%) Age (mean±SD) 41.4 ± 10.29 43.5 ± 10.08 42.4 ± 10.30 42.4± 10.23 Years since 1st Diagnosis (mean±SD) 17.2 ± 10.58 16.8 ± 10.53 16.6 ± 10.30 16.9 ± 10.45 Table 2. Most Frequent Adverse Events with Once Daily Administration in the Morning (Safety Population) Most Frequent (>5% and rate of placebo) Treatmen ent adverse events (TEAEs) consider possibly related to study Placebo 40 mg 60 mg treatment ITI-007 ITI-007 (%) (N=149) (N=150) (N=150) Mild to Moderat Somnolence 6 (4.0%) 16 (10.7%) 26 (17.3%) Mild 8 (5.4%) 14 (9.3%) 18 (12.0%) a 2 (1.3%) 6 (4.0%) 8 (5.3%) RESEARCH POSTER PRESENTATION DESIGN® 2012 www.PosterPresentations.com RESULTS (cont’d) ITI-007 Demonstrated a Motoric and Metabolic Profile Similar to Placebo Figure 4. ITI-007 Did Not Induce Extrapyramidal Side Effects or Akathisia e Simpson Angus Scale e Barnes Akathisia Rating Scale n n i i Basel 2 Basel 2 Worsened Worsened om 1 EPS om 1 Akathisia r r ff ng e ng e Ch a 0 Ch a 0 SD) SD) -1 -1 (± (± an an Me o Me o b mg mg b mg mg e e c 0 0 c 0 0 l a 4 6 l a 4 6 P P Abnormal Involuntary Movement Scale Barnes Akathisia Rating Scale ne Global Clinical Assessment li 2 ine e l 2 Base s Worsened Ba om 1 Dyskinesia Worsened fr 1 Akathisia from nge nge a 0 Ch Cha 0 D) (±SD) -1 ± S -1 ( ean o M o Mean b mg mg b mg mg e e c 0 0 c 0 0 l a 4 6 l a 4 6 P P Figure 5. No Clinically Meaningful Increase in Any Placebo-adjusted change in body Metabolic Parameter weight (mean; median): (*p<0.05; **p<0.01; • 40 mg (-0.03 kg; -0.2 kg), NS • 60 mg (0.27 kg; 0 kg), NS Insulin (mcIU/mL) Glucose (mg/dL) Body Weight (kg) Placebo-adjusted % patients with 4 4 >=7% body weight gain: 4 i ne e • 40 mg (0.5%), NS ne l n i eli s 2 sel a 2 ***p<0.001 Base 2 co • 60 mg (4.6%), NS B Ba m m Placebo-adjusted % patients with fro o from 0 fr e 0 g ge 0 >=7% body weight loss: nge n Cha Ch an Cha -2 • 40 mg (0.7%), NS -2 an -2 ean e ean • 60 mg (2.1%), NS M M M -4 -4 -4 NS=not statistically significantly o 7 7 o 7 7 o 7 7 0 0 b 0 0 b 0 0 b e 0 0 e—0—0 e—0—0 c I—I—c I I c I I a T T a T T different from placebo l a I T I T l I I lII P P P g g mg mg mg mg mm 0 0 0 0 0 0 4 6 4 6 46 LDL (mg/dL) Triglycerides (mg/dL) Total Cholesterol (mg/dL) 4 4 4 ne i i ne Baseline 2 el 2 el 2 Bas Bas ro m f m m 0 o fr 0 fr o 0 nge nge nge Cha -2 Cha -2 Cha -2 SD n n ± an Mea -4 Mea -4 -4 e M o 7 7 o 7 7 o 7 7 b 0 0 b 0 0 b 0 0 e 0 0 e 0 0 e—0—0 c I—I—c I—I—c I I a T T a T T l a I T I T lII lII P P P mgmgmgmg 0 mg 0 mg 0 0 0 0 4 6 4 6 4 6 Prolactin (ng/mL) Figure 6. No Clinically Meaningful 4 Increase in Prolactin, ne eli Rather ITI-007 (60 mg) Significantly Bas 2 Decreased Prolactin, Consistent with from 0 Its Mechanism of Action as a Change -2 p=0.05 Dopamine D2 Receptor Partial Agonist Mean -4 o 7 7 b 0 0 e—0—0 c I I l a I T I T P mg mg 0 0 4 6 Safety Population (N = 449) • ITI-007 given once daily in the morning was well-tolerated with no dose titration and demonstrated a safety profile that did not differ from placebo in patients with acutely exacerbated schizophrenia. • Patients randomized to both doses of ITI-007 showed high treatment completion rates. • ITI-007 showed a motoric profile similar to placebo according to adverse event reports or when objectively measured. • ITI-007 showed a metabolic profile similar to placebo. • ITI-007 represents a novel approach to the treatment of schizophrenia. KEV, RED, CO’G, JS, MW and SM are full time employees of Intra-Cellular Therapies, Inc. (ITI). CUC has been a consultant and/or advisor to or has received honoraria from: Alkermes, Forum, Gerson Lehrman Group, IntraCellular Therapies, Janssen/J&J, Lundbeck, Medavante, Medscape, Otsuka, Pfizer, ProPhase, Sunovion, Supernus, Takeda, and Teva. He received grant support from Takeda. Contact: cogorman@intracellulartherapies.com